UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

MAYTAG CORPORATION

(Exact name of registrant as specified in its charter)

A Delaware Corporation	1-655	42-0401785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

403 West Fourth Street North, Newton, Iowa	50208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

641-792-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Public release of material non-public information regarding results of operations and financial condition for a completed period

Attached as Exhibit 99 is Maytag Corporation’s quarterly earnings release for the three and nine months ended October 2, 2004. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maytag Corporation
(Registrant)

By:	/s/ George C. Moore
George C. Moore
Executive Vice President and Chief Financial Officer

October 21, 2004

(Date)

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.

99	Quarterly earnings release for three and nine months ended October 2, 2004.

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